UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     DECEMBER 29, 2008 (DECEMBER 29, 2008)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                EXTENSIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          000-24693                    88-0390251
          ---------                    ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             770 SOUTH POST OAK LANE, SUITE 330, HOUSTON , TX 77056
             ------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (832) 487-8689
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  3.02

On December 29, 2008, Extensions, Inc. (the "Company") issued a stock dividend of nineteen (19) shares of common stock issued to current shareholders for every one (1) share of common stock held.

As of December 29, 2008, there were 889,619,940 shares of common stock outstanding, par value $0.001, and 2,000,000 shares of preferred stock outstanding, par value $0.01.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EXTENTSIONS, INC.
                                  (Registrant)

Dated: December 29, 2008          By: \s\Crawford Shaw
                                  --------------------
                                  Crawford Shaw
                                  Chief Executive Officer